EXHIBIT INDEX



                                  GPU COMPANIES
                EMPLOYEE SAVINGS PLAN FOR NONBARGAINING EMPLOYEES
                -------------------------------------------------






Consent of Independent Accountant                Exhibit 23



Report on Audits of Financial Statements         Exhibit 28
     for the Years Ended December 31, 1998
     and 1997